================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-08299
                                                     ---------

                  Oppenheimer International Small Company Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                       Date of reporting period: 5/31/2012
                                                 ---------
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS--98.3%
CONSUMER DISCRETIONARY--21.1%
AUTO COMPONENTS--0.5%
ElringKlinger AG                                          200,000   $  4,798,882
AUTOMOBILES--1.1%
Piaggio & C SpA                                         3,500,000      9,820,111
DISTRIBUTORS--0.9%
Inchcape plc                                            1,700,000      8,221,623
DIVERSIFIED CONSUMER SERVICES--0.6%
Kroton Educacional SA(1)                                  381,000      5,572,799
HOTELS, RESTAURANTS & LEISURE--2.2%
Home Inns & Hotels Management, Inc., ADR(1)               100,000      2,142,000
JD Wetherspoon plc                                      1,500,000      8,969,716
OPAP SA(1)                                                574,908      3,066,222
Rezidor Hotel Group AB(1)                               2,000,000      6,332,163
                                                                    ------------
                                                                      20,510,101
HOUSEHOLD DURABLES--0.9%
SEB SA                                                    130,000      8,789,846
INTERNET & CATALOG RETAIL--3.0%
ASOS plc(1)                                               325,226      8,751,554
Ocado Group plc(1)                                      3,423,650      5,308,148
Start Today Co. Ltd.                                      692,758     10,202,179
Yoox SpA(1)                                               200,000      2,899,476
                                                                    ------------
                                                                      27,161,357
MEDIA--4.2%
CTS Eventim AG                                            229,462      7,348,640
CyberAgent, Inc.                                            4,400      9,233,699
GfK SE                                                    276,044     12,799,884
Schibsted Gruppen AS                                      300,000      9,348,797
                                                                    ------------
                                                                      38,731,020
MULTILINE RETAIL--1.2%
Don Quijote Co. Ltd.                                      300,000     10,773,354
SPECIALTY RETAIL--4.1%
Dufry Group(1)                                            120,000     13,671,101
Dunelm Group plc                                        1,600,000     12,133,326
SuperGroup plc(1)                                         962,680      4,513,328
USS Co. Ltd.                                               74,600      7,536,568
                                                                    ------------
                                                                      37,854,323
TEXTILES, APPAREL & LUXURY GOODS--2.4%
Asics Corp.                                               500,000      5,307,928
Bijou Brigitte Modische Accessoires AG                     60,000      5,110,976
Restoque Comercio e Confeccoes de Roupas SA               600,000      3,397,377
Tod's SpA                                                  80,000      7,919,704
                                                                    ------------
                                                                      21,735,985
CONSUMER STAPLES--8.6%
BEVERAGES--1.7%
Remy Cointreau SA                                          70,000      6,949,538

                1 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS CONTINUED
BEVERAGES CONTINUED
Treasury Wine Estates Ltd.                              2,000,000   $  8,611,033
                                                                    ------------
                                                                      15,560,571
FOOD & STAPLES RETAILING--0.5%
Eurocash SA                                               450,732      4,893,596
FOOD PRODUCTS--3.0%
Aryzta AG                                                 180,000      8,141,643
PT Mayora Indah                                         4,683,000     10,536,750
Viscofan SA                                               220,000      8,898,149
                                                                    ------------
                                                                      27,576,542
PERSONAL PRODUCTS--3.4%
Colgate-Palmolive (India) Ltd.                            500,000     10,720,741
Dr. Ci:Labo Co. Ltd.                                        3,634     12,080,870
Hypermarcas SA(1)                                       1,539,500      8,251,479
                                                                    ------------
                                                                      31,053,090
FINANCIALS--9.7%
CAPITAL MARKETS--2.8%
CETIP SA                                                  622,200      8,897,165
EFG International AG                                      539,072      3,801,558
IP Group plc(1)                                         5,000,000     10,544,779
Tullett Prebon plc                                        600,000      2,547,706
                                                                    ------------
                                                                      25,791,208
CONSUMER FINANCE--0.5%
International Personal Finance plc                      1,308,560      4,544,423
DIVERSIFIED FINANCIAL SERVICES--2.4%
Crisil Ltd.                                               207,694      3,931,975
Osaka Securities Exchange Co. Ltd.                          3,160     18,308,321
                                                                    ------------
                                                                      22,240,296
INSURANCE--3.0%
Amlin plc                                               1,564,240      7,668,718
Delta Lloyd NV                                            450,271      5,607,905
Euler Hermes SA(1)                                        136,330      8,955,348
Porto Seguro SA                                           567,400      4,920,458
                                                                    ------------
                                                                      27,152,429
REAL ESTATE INVESTMENT TRUSTS--1.0%
Frasers Centrepoint Trust                               7,000,000      8,827,410
HEALTH CARE--16.0%
BIOTECHNOLOGY--4.5%
Abcam plc                                               2,300,000     13,939,662
Algeta ASA(1)                                             300,000      7,162,832
Basilea Pharmaceutica AG(1)                                95,191      4,042,445
Medivir AB, Cl. B(1)                                      489,887      4,063,004
ThromboGenics NV(1)                                       433,073     12,386,060
                                                                    ------------
                                                                      41,594,003
HEALTH CARE EQUIPMENT & SUPPLIES--3.1%
Carl Zeiss Meditec AG                                     500,000     12,130,130
Elekta AB, B Shares                                       150,000      7,191,823

                2 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS CONTINUED
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Sirona Dental Systems, Inc.(1)                            215,480   $  9,218,234
                                                                    ------------
                                                                      28,540,187
HEALTH CARE PROVIDERS & SERVICES--1.3%
Bangkok Dusit Medical Services Public Co. Ltd.          2,807,300      7,897,324
Celesio AG                                                257,812      3,552,873
                                                                    ------------
                                                                      11,450,197
HEALTH CARE TECHNOLOGY--0.8%
M3, Inc.                                                    1,662      7,391,616
LIFE SCIENCES TOOLS & SERVICES--2.9%
Bruker Corp.(1)                                           600,000      8,898,000
EPS Corp.                                                   2,000      4,969,372
MorphoSys AG(1)                                           600,963     12,669,765
                                                                    ------------
                                                                      26,537,137
PHARMACEUTICALS--3.4%
Almirall SA                                                42,488        289,296
Almirall SA                                             1,529,583     10,719,051
BTG plc(1)                                              1,533,310      9,150,603
Hikma Pharmaceuticals plc                                 400,000      3,988,595
Santen Pharmaceutical Co. Ltd.                            200,000      7,246,044
                                                                    ------------
                                                                      31,393,589
INDUSTRIALS--15.5%
AEROSPACE & DEFENSE--1.4%
Zodiac Aerospace                                          130,000     12,715,212
BUILDING PRODUCTS--1.1%
Kaba Holding AG, B Shares                                  30,000     10,238,328
COMMERCIAL SERVICES & SUPPLIES--1.8%
Bilfinger Berger SE                                       119,000      9,171,505
Mulitplus SA                                              314,200      7,166,225
                                                                    ------------
                                                                      16,337,730
ELECTRICAL EQUIPMENT--1.3%
Nexans SA                                                 150,000      5,847,217
Vacon OYJ                                                 140,000      6,432,802
                                                                    ------------
                                                                      12,280,019
MACHINERY--5.2%
Aalberts Industries NV                                    400,000      6,473,960
NORMA Group                                               219,022      4,976,357
Palfinger AG                                              100,000      2,297,429
Pfeiffer Vacuum Technology AG                              40,000      4,090,364
Rotork plc                                                400,000     12,514,449
Spirax-Sarco Engineering plc                              540,070     17,277,577
                                                                    ------------
                                                                      47,630,136
ROAD & RAIL--1.6%
ComfortDelGro Corp. Ltd.                                8,543,000      9,745,623
JSL SA                                                    160,000        670,352
Tegma Gestao Logistica SA                                 287,300      4,108,254
                                                                    ------------
                                                                      14,524,229

                3 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS CONTINUED
TRADING COMPANIES & DISTRIBUTORS--2.4%
Bunzl plc                                                 839,070   $ 13,229,076
Monotaro Co. Ltd.                                         425,000      8,553,152
                                                                    ------------
                                                                      21,782,228
TRANSPORTATION INFRASTRUCTURE--0.7%
Flughafen Zuerich AG                                       19,000      6,342,462
INFORMATION TECHNOLOGY--21.6%
COMPUTERS & PERIPHERALS--0.8%
Wincor Nixdorf AG                                         200,000      7,032,013
ELECTRONIC EQUIPMENT & INSTRUMENTS--6.1%
Electrocomponents plc                                   4,500,000     14,123,724
Halma plc                                               2,000,000     12,103,448
Hirose Electric Co.                                        45,100      4,113,739
Ingenico SA                                               250,000     10,569,040
Premier Farnell plc                                     1,754,810      4,319,559
Yokogawa Electric Corp.                                 1,306,500     10,991,520
                                                                    ------------
                                                                      56,221,030
INTERNET SOFTWARE & SERVICES--5.1%
Blinkx plc(1)                                           5,000,000      3,219,912
Kakaku.com, Inc.                                          212,356      6,620,542
Moneysupermarket.com Group plc                          2,403,650      4,293,489
Opera Software ASA(2)                                   1,651,454     10,743,559
So-net Entertainment Corp.                                  1,345      4,845,502
Sohu.com, Inc.(1)                                          26,000      1,155,440
Telecity Group plc(1)                                     883,110     11,180,770
Velti plc(1)                                              612,880      4,474,024
                                                                    ------------
                                                                      46,533,238
IT SERVICES--2.5%
Computacenter plc                                          80,396        452,998
Satyam Computer Services Ltd.(1)                        7,158,261      9,604,683
Wirecard AG                                               727,545     13,152,360
                                                                    ------------
                                                                      23,210,041
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.6%
Dialog Semiconductor plc(1)                               780,402     15,077,691
DISCO Corp.                                               178,900      9,507,328
Imagination Technologies Group plc(1)                   1,144,290      8,692,618
                                                                    ------------
                                                                      33,277,637
SOFTWARE--3.5%
Konami Co. Ltd.                                           317,800      6,669,237
NICE Systems Ltd., Sponsored ADR(1)                       282,920     10,490,674
Temenos Group AG(1)                                       400,000      6,451,949
Trend Micro, Inc.                                         300,000      8,188,502
                                                                    ------------
                                                                      31,800,362
MATERIALS--4.4%
CHEMICALS--4.4%
Croda International plc                                   581,380     20,034,918
Symrise AG, Unsponsored ADR                               267,000      7,499,295

                4 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                         SHARES         VALUE
                                                       ----------   ------------
COMMON STOCKS CONTINUED
CHEMICALS CONTINUED
Victrex plc                                               600,000   $ 13,021,013
                                                                    ------------
                                                                      40,555,226
UTILITIES--1.4%
GAS UTILITIES--1.4%
ENN Energy Holdings Ltd.(1)                             2,382,000      9,177,968
Indraprastha Gas Ltd.                                   1,000,000      3,460,668
                                                                    ------------
                                                                      12,638,636
                                                                    ------------
Total Common Stocks (Cost $922,574,168)                              901,634,222
PREFERRED STOCKS--1.0%
Sartorius AG, Preference (Cost $7,875,196)                138,909      8,819,973
INVESTMENT COMPANY--0.3%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.21% (2,3) (Cost $2,681,039)                           2,681,039      2,681,039

TOTAL INVESTMENTS, AT VALUE (COST $933,130,403)              99.6%   913,135,234
Other Assets Net of Liabilities                               0.4      3,996,386
                                                       ----------   ------------
Net Assets                                                  100.0%  $917,131,620
                                                       ==========   ============

Footnotes to Statement of Investments

1.   Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                SHARES        GROSS       GROSS        SHARES
                           AUGUST 31, 2011  ADDITIONS   REDUCTIONS  MAY 31, 2012
                           --------------- ----------- -----------  ------------
GWR Global Water Resources
Corp. Legend Shares                500,000           -     500,000             -

Opera Software ASA(a)           10,029,383           -   8,377,929     1,651,454

Oppenheimer Institutional
Money Market Fund, Cl. E       198,156,054 184,999,361 380,474,376     2,681,039

                                                                     REALIZED
                                         VALUE          INCOME      GAIN (LOSS)
                                      -----------    -----------   ------------

GWR Global Water Resources Corp.
Legend Shares                         $         -    $         -   $ (2,200,253)

Opera Software ASA(a)                           -(b)           -     31,264,252

Oppenheimer Institutional Money
Market Fund, Cl. E                      2,681,039         34,102              -
                                      -----------    -----------   ------------
                                      $ 2,681,039    $    34,102   $ 29,063,999
                                      ===========    ===========   ============

     (a).  No longer an affiliate as of May 31, 2012.

     (b). The security is no longer an affiliate, therefore, the value has been excluded from this table.

3.   Rate shown is the 7-day yield as of May 31, 2012.

                5 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

GEOGRAPHIC HOLDINGS                                        VALUE       PERCENT
---------------------------------------------          -------------   -------
United Kingdom                                         $ 234,745,732      25.7%
Japan                                                    152,539,473      16.7
Germany                                                  128,230,708      14.0
France                                                    53,826,201       5.9
Switzerland                                               52,689,486       5.8
Brazil                                                    42,984,109       4.7
India                                                     27,718,067       3.0
Norway                                                    27,255,188       3.0
United States                                             21,952,713       2.4
Italy                                                     20,639,291       2.3
Spain                                                     19,906,496       2.2
Singapore                                                 18,573,033       2.0
Sweden                                                    17,586,990       1.9
Belgium                                                   12,386,060       1.4
The Netherlands                                           12,081,865       1.3
Indonesia                                                 10,536,750       1.2
Israel                                                    10,490,674       1.2
Cayman Islands                                             9,177,968       1.0
Australia                                                  8,611,033       0.9
Thailand                                                   7,897,324       0.9
Finland                                                    6,432,802       0.7
Poland                                                     4,893,596       0.5
Ireland                                                    4,474,024       0.5
Greece                                                     3,066,222       0.3
Austria                                                    2,297,429       0.3
China                                                      2,142,000       0.2
                                                       -------------   -------
Total                                                  $ 913,135,234     100.0%
                                                       =============   =======

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MAY 31, 2012 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT                  CONTRACT AMOUNT     EXPIRATION             UNREALIZED
     DESCRIPTION              BUY/SELL     (000'S)            DATE       VALUE   APPRECIATION
----------------------------- -------- ---------------     ---------- ---------- ------------
CHASE MANHATTAN BANK
Brazilian Real (BRR)              Sell           2,417 BRR    6/1/12  $1,198,309 $      5,881
JP MORGAN CHASE
Norwegian Krone (NOK)             Sell          10,728 NOK    6/4/12   1,754,143        6,598
                                                                                 ------------
Total unrealized appreciation                                                    $     12,479
                                                                                 ============

NOTES TO STATEMENT OF INVESTMENTS

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses,

                6 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

                7 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                       STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
--------------------------------    -------------------------------------------------------------------
Corporate debt, government debt,    Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and      benchmark yields, issuer spreads on
asset-backed securities             comparable securities, the credit quality,
                                    yield, maturity, and other appropriate factors.

Loans                               Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds                  Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

                8 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

The table below categorizes amounts as of May 31, 2012 based on valuation input level:

                                                                         LEVEL 3-
                                       LEVEL 1-         LEVEL 2-        SIGNIFICANT
                                       UNADJUSTED   OTHER SIGNIFICANT  UNOBSERVABLE
                                     QUOTED PRICES  OBSERVABLE INPUTS     INPUTS         VALUE
                                     -------------  -----------------  ------------  -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary              $ 104,242,623  $      89,726,778  $         --  $ 193,969,401
 Consumer Staples                       70,942,156          8,141,643            --     79,083,799
 Financials                             56,355,605         32,200,161            --     88,555,766
 Health Care                           126,747,779         20,158,950            --    146,906,729
 Industrials                            99,536,378         42,313,966            --    141,850,344
 Information Technology                 96,461,074        101,613,247            --    198,074,321
 Materials                              27,534,213         13,021,013            --     40,555,226
 Utilities                                      --         12,638,636            --     12,638,636
Preferred Stocks                         8,819,973                 --            --      8,819,973
Investment Company                       2,681,039                 --            --      2,681,039
                                     -------------  -----------------  ------------  -------------
Total Investments, at Value            593,320,840        319,814,394            --    913,135,234
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts             --             12,479            --         12,479
                                     -------------  -----------------  ------------  -------------
Total Assets                         $ 593,320,840  $     319,826,873  $         --  $ 913,147,713
                                     -------------  -----------------  ------------  -------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                    TRANSFERS INTO   TRANSFERS OUT  TRANSFERS INTO   TRANSFERS OUT
                                       LEVEL 1*       OF LEVEL 1**     LEVEL 2**      OF LEVEL 2*
                                    --------------   -------------  --------------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary             $   51,959,324  $  (53,330,200) $   53,330,200  $  (51,959,324)
 Consumer Staples                       53,953,437      (8,521,437)      8,521,437     (53,953,437)
 Financials                              8,084,724      (5,206,354)      5,206,354      (8,084,724)
 Health Care                            47,142,280      (8,506,079)      8,506,079     (47,142,280)
 Industrials                            12,534,378     (31,521,468)     31,521,468     (12,534,378)
 Information Technology                 51,037,015     (53,312,475)     53,312,475     (51,037,015)
 Materials                                       -      (8,434,654)      8,434,654               -
 Utilities                                       -     (27,485,759)     27,485,759               -
                                    --------------  --------------  --------------  --------------
Total Assets                        $  224,711,158  $ (196,318,426) $  196,318,426  $ (224,711,158)
                                    --------------  --------------  --------------  --------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

                9 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure

               10 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $12,479, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain
(loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended May 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $4,990,254 and $5,986,523, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

               11 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $1,860 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

As of May 31, 2012, the Fund had no outstanding written or purchased options.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $  933,189,321
                                              ==============

Gross unrealized appreciation                 $   93,134,760
Gross unrealized depreciation                   (113,757,190)
                                              --------------
Net unrealized depreciation                   $  (20,622,430)
                                              ==============

               12 | Oppenheimer International Small Company Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 7/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 7/10/2012

By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 7/10/2012